UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  June 30, 2009

Date of reporting period:  June 30, 2009

Item 1. Reports to Stockholders.

McCarthy Multi-Cap Stock Fund
(MGAMX)

Annual Report
June 30, 2009

McCarthy Multi-Cap Stock Fund,
a series of Advisors Series Trust
(MGAMX)

Annual Letter to Shareholders
June 30, 2009

Dear Fellow Shareholder:

Thank you for your investment in the McCarthy Multi-Cap Stock Fund.  The McCarthy Multi-Cap Stock Fund’s (the “Fund,” ticker: MGAMX) performance for various periods ended June 30, 2009, and the performance for the Standard & Poor’s 500® Index (the “Index” or the “S&P 500®”), with dividends reinvested, are shown below:

				Since
	Six	One	Five	8/6/2001
Portfolio	Months	Year	Years	Inception
McCarthy Multi-Cap Stock Fund	+10.60%	-19.95%	-0.90%	+0.14%
S&P 500® Index	+3.16%	-26.21%	-2.24%	-1.46%

Gross Expense Ratio 1.17%

Performance for periods over one year is annualized in the table above.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com or calling 1-866-811-0228.

The Fund gained 10.60% for the six months ended June 30, 2009.  The Fund’s six-month performance compared favorably with the 3.16% return of the S&P 500® Index.  For the Fund’s fiscal year, a 19.95% decline out-performed the 26.21% decline in the S&P 500® Index.  While pleased with the Fund’s recent performance versus the S&P 500®, negative absolute returns have been trying for stock investors.

Performance Attribution Analysis
Stocks are selected for the Fund based on the bottom-up analysis of individual companies rather than macro-economic factors. Despite the Fund’s focus on individual company fundamentals, we believe it is informative to regularly review performance attribution.  Performance attribution can be allocated between: (1) economic sector allocation decisions and (2) stock selection.  For the six months ended June 30, 2009, 35% of the Fund’s out-performance of the S&P 500® Index was attributable to economic sector allocation and 65% was attributable to stock selection.  The Fund’s under-weight of Industrial companies and over-weight of Healthcare companies were economic

Top Five Industries	%
Health Care Providers & Services	13.2%
Pharmaceuticals	9.7%
Property & Casualty Insurance	8.5%
Reinsurers	8.0%
Oil & Gas Exploration & Production	7.6%
Total in Top Five Industries	47.0%

sector allocations that helped performance.  While none of the Fund’s economic sector allocations materially hurt performance, the Fund’s modestly higher than usual allocation to cash equivalents was a slight drag on the Fund’s six-month performance.  Positive performance attribution from stock selection indicates that the Fund’s stock investments out-performed the stocks within their S&P 500® Index economic sector.  We were pleased that 65% of the Fund’s out-performance came from stock selection in the first half of 2009.

Ten Largest Holdings	%
Microsoft Corp.	4.5%
Schering-Plough 6% CV Preferred	4.5%
Wellcare Health Plans, Inc.	3.8%
Johnson & Johnson	3.1%
Noble Corp.	3.1%
Procter & Gamble Co.	3.1%
Market Vectors Gold Miners ETF	3.0%
Wellpoint, Inc.	3.0%
Western Union Co.	2.9%
Compass Minerals International, Inc.	2.8%
Total of Ten Largest Holdings	33.8%

Following are the stocks that detracted from or helped performance for the six months ended June 30, 2009:

Stocks that Helped Performance

•	Freeport-McMoran Copper & Gold, Inc.
•	American Express Co.
•	Wellcare Health Plans, Inc.
•	Mylan, Inc.
•	Microsoft Corp.

Stocks that Detracted From Performance:

•	Humana, Inc.
•	FBL Financial Group, Inc. (Class A)
•	ConocoPhillips
•	Montpelier Re Holdings Ltd.
•	Valero Energy Corp.

Market Outlook - Expected Outcome Discussion:
At June 30, 2009, the S&P 500® Index settled 38% above the recent low of $666.79 but remains 41% below the 2007 high of $1,576.09.  With the market near the midpoint of the two-year high and low, we find a similar situation with individual stocks. Under-valued stocks remain plentiful while over-valued stocks are more numerous than six months ago.  In the current stock market environment, as in all stock market environments, the Fund relies on its “Expected Outcome” valuation discipline.

At Berkshire Hathaway’s 1989 Annual Meeting, Warren Buffett said the following:

“Take the probability of loss times the amount of possible loss from the probability of gain times the amount of possible gain.  That is what we are trying to do.  It’s imperfect, but that’s what it’s all about.”  The Fund’s valuation discipline embraces this concept with its Expected Outcome discipline.

XYZ Corp. (XYZ)	Price Change	MGA
Outcomes Considered	to Outcome	Probability		Extensions
Best Case	+73.4%	15%		+11.0%
Fund’s estimate of value	+44.3%	40%		+17.7%
Price when calculated – $23.47	0%	0%		0%
Less than good outcome	-18.2%	30%		-5.4%
Worst case	-36.3%	15%		-5.4%
			Total	17.9%
			+Dividend Yield	2.2%
			Expected Outcome	20.1%

The table above is an example of the Fund’s Expected Outcome calculation. Expected Outcome is a stock’s expected return based on the weighted average value for a distribution of possible outcomes over a twelve to eighteen month investment horizon.  The Fund uses at least four possible outcomes, from worst case to best case, in valuing a stock.  Probabilities for each outcome are assigned and the Expected Outcome is the extension of the probabilities and expected price changes. We add the dividend yield to expected price change to calculate an expected total return. The resulting Expected Outcome, in the above example, is a positive 20.1% total return.  While recognizing the price change to the Fund’s estimate of a company’s value, the Expected Outcome discipline also recognizes poor possible investment outcomes.  Balancing the risk of poor outcomes with appreciation potential is important in executing our valuation discipline.

What are the Fund’s Expected Outcome calculations implying at this time?  At June 30, 2009 the weighted average Expected Outcome for the Fund’s stock holdings was high.  This implies good risk-adjusted appreciation potential remains. The Fund would typically expect to find compelling smaller capitalization stock ideas if the economy is emerging from economic recession.  At the date of this report, however, Expected Outcome calculations are leading the Fund to high-quality, larger capitalization stocks.  The larger capitalization companies generally have a lower risk profile, than smaller capitalization stocks, and many have enjoyed growing sales in foreign emerging markets.

In addition to the Fund’s current bias for larger, global, high-quality companies, we continue the focus on, in our words, a “stagflation” portfolio.  If economic weakness continues, we expect the Fund portfolio over-weight in Healthcare stocks, positions in Consumer Staples stocks and Insurance stocks should provide some defense.  If the economy recovers, in the U.S. and/or globally, the Fund portfolio over-weight in Energy stocks, selected Technology stocks as well as the Fund’s Basic Materials stocks should benefit.

Thank you for being our partners in the McCarthy Multi-Cap Stock Fund!  The officers, employees, and affiliates of your Fund’s advisor have a substantial investment in the Fund.  We believe our investment in the Fund properly aligns our interests with yours, now and in the future.

Sincerely,
McCarthy Group Advisors, L.L.C.

Richard L. Jarvis
Portfolio Manager and Chief Investment Officer

Current and future portfolio holdings are subject to risk.

Opinions expressed are those of Richard L. Jarvis and are subject to change, are not guaranteed and should not be considered investment advice.

The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The Fund does not limit its investments to stocks included in this index.  Indexes are not available for direct investment and do not incur expenses. Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price and is calculated by dividing the annual dividend by the stocks price per share.

Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the McCarthy Multi-Cap Stock Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund.  Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.  (08/09)

Comparison of the change in value of a $10,000 investment in the
McCarthy Multi-Cap Stock Fund versus the S&P 500 Index

			Annualized	Cumulative
	One Year	Five Year	Return Since	Return Since
Average Annual Total Return	Return	Return	Inception 8/6/01	Inception 8/6/01
McCarthy Multi-Cap Stock Fund	-19.95%	-0.90%	0.14%	1.13%
S&P 500® Index	-26.21%	-2.24%	-1.46%	-10.94%

Total Annual Fund Operating Expenses: 1.17%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.

Returns reflect the reinvestment of dividends and capital gains.  Indices do not incur expenses and are not available for investment.  The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance reflects fee waivers and Advisor recovery of fees waived.  Absent fee waivers for all years except the fiscal year ended June 30, 2007, total returns would be reduced.  Absent Advisor fee-waiver recovery for the fiscal year ended June 30, 2007, total returns would be increased.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Fund does not limit its investments to stocks included in this index.

Average annual total return represents the average change in account value over the periods indicated.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2009 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHEDULE OF INVESTMENTS
at June 30, 2009

Shares	COMMON STOCKS - 81.40%	Value
	Diversified Metals/Mining - 2.83%
21,400	Compass Minerals International, Inc.	$1,175,074
	Drugstore Chains - 2.68%
35,000	CVS Caremark Corp.	1,115,450
	Health Care Providers & Services - 13.23%
30,000	Cardinal Health, Inc.	916,500
28,000	Humana, Inc.*	903,280
33,980	UnitedHealth Group, Inc.	848,820
85,000	WellCare Health Plans, Inc.*	1,571,650
24,800	Wellpoint, Inc.*	1,262,072
		5,502,322
	Household & Personal Care Products - 3.07%
25,000	Procter & Gamble Co.	1,277,500
	IT Services - 2.88%
73,028	Western Union Co.	1,197,659
	Metals & Mining - 1.88%
15,600	Freeport-McMoRan Copper & Gold, Inc.	781,716
	Oil & Gas - 2.78%
25,633	Kinder Morgan Management, LLC*	1,157,843
	Oil & Gas Drilling - 7.67%
27,000	ENSCO International, Inc.	941,490
42,430	Noble Corp.	1,283,508
13,000	Transocean Ltd.*	965,770
		3,190,768
	Oil & Gas Exploration & Production - 7.61%
9,010	Anadarko Petroleum Corp.	408,964
4,970	Apache Corp.	358,585
25,300	Chesapeake Energy Corp.	501,699
25,000	ConocoPhillips	1,051,500
15,516	Devon Energy Corp.	845,622
		3,166,370
	Oil & Gas Refining & Marketing - 3.26%
44,000	Frontier Oil Corp.	576,840
46,060	Valero Energy Corp.	777,953
		1,354,793

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2009

Shares	COMMON STOCKS - 81.40% (Continued)	Value
	Pharmaceuticals - 9.74%
15,600	Abbott Laboratories	$733,824
41,000	Bristol-Myers Squibb Co.	832,710
30,000	Endo Pharmaceuticals Holdings, Inc.*	537,600
22,946	Johnson & Johnson	1,303,333
49,300	Mylan, Inc.*	643,365
		4,050,832
	Property & Casualty Insurance - 8.52%
17,000	Allied World Assurance Company Holdings, Ltd.	694,110
24,806	Argo Group International Holdings Ltd.*	700,025
31,000	Aspen Insurance Holdings Ltd.	692,540
250	Berkshire Hathaway Inc. - Class B*	723,933
25,000	Endurance Specialty Holdings Ltd.	732,500
		3,543,108
	Real Estate Management & Development - 1.18%
15,000	Jones Lang LaSalle, Inc.	490,950
	Reinsurers - 7.99%
11,400	Everest Re Group, Ltd.	815,898
70,500	Flagstone Reinsurance Holdings Ltd.	726,150
46,270	Montpelier Re Holdings Ltd.	614,928
25,000	RenaissanceRe Holdings, Ltd.	1,163,500
		3,320,476
	Software - 4.53%
79,300	Microsoft Corp.	1,884,961
	Systems Software - 1.55%
30,000	Oracle Corp.	642,600
	TOTAL COMMON STOCKS
	(Cost $36,189,229)	33,852,422

	EXCHANGE TRADED FUNDS - 3.00%
33,000	Market Vectors Gold Miners ETF* (Cost $1,250,846)	1,246,080

	PREFERRED STOCKS - 4.48%
	Pharmaceuticals - 4.48%
8,225	Schering-Plough Corp. (Cost $1,468,660)	1,864,608

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2009

Shares	SHORT-TERM INVESTMENTS - 11.16%	Value
4,640,460	Federated Prime Obligations Fund – Institutional Shares
	(Cost $4,640,460)	$4,640,460
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $43,549,195) - 100.04%	41,603,570
	Liabilities in Excess of Other Assets - (0.04)%	(14,561)
	NET ASSETS - 100.00%	$41,589,009

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2009

ASSETS
Investments, at value (cost $43,549,195)	$41,603,570
Receivables:
Fund shares issued	15,019
Dividends and interest	25,320
Prepaid expenses	16,412
Total Assets	41,660,321

LIABILITIES
Payables:
Fund shares redeemed	3,413
Advisory fees	24,336
Audit fees	18,200
Fund accounting fees	7,684
Printing and mailing fees	2,540
Transfer agent fees and expenses	1,851
Administration fees	4,154
Custodian fees	3,642
Legal fees	3,829
Chief Compliance Officer fee	1,500
Accrued expenses	163
Total Liabilities	71,312
NET ASSETS	$41,589,009

Net asset value, offering and redemption price per share
[$41,589,009 / 5,109,529 shares outstanding; unlimited number
of shares (par value $0.01) authorized]	$8.14

COMPONENTS OF NET ASSETS
Paid-in capital	$45,800,987
Undistributed net investment income	239,099
Accumulated net realized loss on investments	(2,505,452)
Net unrealized depreciation on investments	(1,945,625)
Net Assets	$41,589,009

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2009

INVESTMENT INCOME
Dividends	$656,886
Interest	6,292
Total income	663,178

EXPENSES
Advisory fees (Note 3)	251,236
Administration fees (Note 3)	44,249
Fund accounting fees (Note 3)	28,965
Transfer agent fees and expenses (Note 3)	26,638
Audit fees	19,100
Custody fees (Note 3)	15,468
Legal fees	15,468
Chief Compliance Officer fee (Note 3)	8,025
Trustee fees	7,583
Shareholder reporting	6,398
Miscellaneous fees	5,942
Insurance	5,207
Registration fees	4,316
Total expenses	438,595
Less: advisory fee waiver (Note 3)	(14,558)
Net expenses	424,037
NET INVESTMENT INCOME	239,141

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND OPTION CONTRACTS WRITTEN
Net realized gain/(loss) on:
Investments	(2,157,524)
Option contracts written	134,322
Net realized loss	(2,023,202)
Net change in unrealized depreciation on investments	(4,772,117)
Net realized and unrealized loss on
investments and option contracts written	(6,795,319)
Net Decrease in Net Assets Resulting from Operations	$(6,556,178)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$239,141	$76,672
Net realized loss on investments
and option contracts written	(2,023,202)	(32,894)
Net change in unrealized depreciation
on investments and option contracts written	(4,772,117)	(3,851,958)
Net decrease in net assets
resulting from operations	(6,556,178)	(3,808,180)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(76,661)	(161,349)
From net realized gain on
investments and option contracts written	(353,527)	(3,752,203)
Total decrease in net assets
resulting from distributions	(430,188)	(3,913,552)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	11,627,542	2,478
Total increase/(decrease) in net assets	4,641,176	(7,719,254)

NET ASSETS
Beginning of year	36,947,833	44,667,087
End of year	$41,589,009	$36,947,833
Includes undistributed net investment income of	$239,099	$76,661

(a)	A summary of shares transactions is as follows:

	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,140,350	$16,193,579	177,331	$1,886,424
Shares issued in
reinvestment of distributions	59,255	423,675	354,675	3,855,314
Shares redeemed	(678,883)	(4,989,712)	(514,095)	(5,739,260)
Net increase	1,520,722	$11,627,542	17,911	$2,478

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.30	$12.51	$11.54	$11.46	$10.54

Income from
investment operations:
Net investment income/(loss)	0.04	0.02	0.06	(0.01)	(0.03)
Net realized and unrealized
gain/(loss) on investments
and option contracts written	(2.11)	(1.07)	1.47	0.73	0.95
Total from investment operations	(2.07)	(1.05)	1.53	0.72	0.92

Less distributions to shareholders:
From net investment income	(0.02)	(0.05)	(0.02)	—	—
From net realized gain on investments
and option contracts written	(0.07)	(1.11)	(0.54)	(0.64)	—
Total distributions	(0.09)	(1.16)	(0.56)	(0.64)	—
Net asset value, end of year	$8.14	$10.30	$12.51	$11.54	$11.46
Total return	-19.95%	-8.87%	13.51%	6.18%	8.73%

Supplemental data and ratios:
Net assets, end of year (in millions)	$41.6	$36.9	$44.7	$39.6	$35.0
Ratio of net expenses
to average net assets:
Before expense
reimbursement/recoupment	1.19%	1.15%	1.11%	1.43%	1.47%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.22%[1]	1.25%
Ratio of net investment income/(loss)
to average net assets:
Before expense
reimbursement/recoupment	0.61%	0.19%	0.57%	(0.26%)	(0.53%)
After expense
reimbursement/recoupment	0.65%	0.19%	0.53%	(0.05%)[1]	(0.31%)
Portfolio turnover rate	100%	104%	62%	75%	61%

[1]	Effective April 6, 2006, the Advisor contractually agreed to lower the net annual operating expense limit to 1.15%.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2009

NOTE 1 – ORGANIZATION

The McCarthy Multi-Cap Stock Fund (the “Fund”) is a series of Advisor Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The Fund commenced operations on August 6, 2001.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Securities for which quotations are not readily available, or if the closing price does not represent fair market value, are valued at their respective fair values as determined in good faith by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  Short-term investments having a maturity of less than 60 days are valued at amortized cost which approximates market value.  Investments in other mutual funds are valued at their net asset value per share.

Options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest available bid price and lowest ask price across any of the exchanges on which an option is quoted.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, the composite pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.  U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.  See Note 7 – Summary of Fair Value Exposure for more information.

B.
Federal Income Taxes. It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Fund’s 2009 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions.  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.
Share Valuation. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  A Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Derivatives. The Fund has adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”).  FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”).  FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund’s derivatives are not accounted for as hedging instruments under FAS 133.  Even though the Fund may use derivatives as a hedging instrument, the Fund’s derivatives are not considered to be hedging instruments under FAS 133.

As of June 30, 2009, the Fund did not hold any derivative instruments. The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2009 is:

Derivatives not	Location of Gain	Realized Gain
accounted for as	on Derivatives	on Derivatives
hedging instruments	Recognized	Recognized
under FAS 133	in Income	in Income
Equity contracts	Net realized gain on	$134,322
option contracts written

G.
Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

The risks inherent in the use of options include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and movement in the price of the underlying securities or index; 3) the possible absence of a liquid secondary market for any particular instrument at any time; and 4) the possible nonperformance by the counterparty under the terms of the contract.

The number of option contracts written and the premiums received by the Fund during the year ended June 30, 2009, were as follows:

	Number	Premiums
	of Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	360	263,159
Options exercised	(360)	(263,159)
Options outstanding, end of year	—	$—

H.
REITs.  The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

I.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2009, the Fund made the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss
$(42)	$42

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

J.
Events Subsequent to the Fiscal Year End.  The Fund has adopted Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”).  FAS 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, FAS 165 requires an entity to disclose the date through which subsequent events have been evaluated.

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2009, through August 28, 2009, the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

McCarthy Group Advisors, L.L.C. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund.  As compensation for its services, the Advisor receives a monthly fee at an annual rate of 0.75% of the first $20 million of the Fund’s average daily net assets, and 0.60% of the Fund’s average daily net assets over $20 million.  For the year ended June 30, 2009, the Fund incurred $251,236 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s total operating expenses, for a one year period, so that its expense ratio of expenses to average net assets will not exceed 1.15%.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund’s current operation for such fiscal year does not exceed the applicable limitation of the Fund’s expenses.  Under the expense limitation agreement, the Advisor may recoup reimbursements only for fee reductions and expense payments made in the previous three fiscal years. For the year ended June 30, 2009, the Advisor reduced its fees in the amount of $14,558.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Cumulative expenses subject to recapture amount to $15,722 at June 30, 2009.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2011	$1,164
2012	14,558
$15,722

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant for the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as custodian to the Fund.  For the year ended June 30, 2009, the Fund incurred the following expenses for administration, fund accounting, and custody:

Administration	$44,249
Fund accounting	28,965
Custody	15,468

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are also employees of the Administrator.

For the year ended June 30, 2009, the Fund was allocated $8,025 of the Chief Compliance Officer fee.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $43,161,769 and $35,386,019, respectively.

NOTE 5 – LINE OF CREDIT

Through March 31, 2009, the Fund had a line of credit in the amount of $11,750,000.  Effective April 1, 2009, the Fund has a line of credit in the amount of $8,500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended June 30, 2009, the Fund did not draw upon the line of credit.

NOTE 6 – SUMMARY OF FAIR VALUE EXPOSURE

The Fund has adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position (“FSP 157-4”).  FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  FAS 157 requires the Fund to classify its securities based on valuation method.  These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Staples	$2,392,950	$—	$—	$2,392,950
Energy	8,869,774	—	—	8,869,774
Financials	7,354,534	—	—	7,354,534
Health Care	11,417,762	—	—	11,417,762
Information Technology	3,725,220	—	—	3,725,220
Materials	1,956,790	—	—	1,956,790
Total Equity	35,717,030	—	—	35,717,030
Exchange Traded Funds	1,246,080	—	—	1,246,080
Short-Term Investments	4,640,460	—	—	4,640,460
Total Investments in Securities	$41,603,570	$—	$—	$41,603,570

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2009 and 2008 were as follows:

	2009	2008
Ordinary income	$76,703	$724,092
Long-term capital gains	$353,485	$3,189,460

Ordinary income distributions may include dividends paid from short-term capital gains.

The Fund designated $353,485 as long-term capital gain dividend, pursuant to Internal Revenue Service Code Section 852 (b)(3).

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

As of June 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$43,549,195
Gross tax unrealized appreciation	3,628,691
Gross tax unrealized depreciation	(5,574,316)
Net tax unrealized depreciation	(1,945,625)
Undistributed ordinary income	239,099
Undistributed long-term capital gain	—
Total distributable earnings	239,099
Other accumulated gains/losses	(2,505,452)
Total accumulated earnings/(losses)	$(4,211,978)

At June 30, 2009, the Fund deferred, on a tax basis, post-October losses of $2,476,068.

At June 30, 2009, the Fund had a capital loss carryforward of $29,384, which expires in 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
McCarthy Multi-Cap Stock Fund

We have audited the accompanying statement of assets and liabilities of McCarthy Multi-Cap Stock Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McCarthy Multi-Cap Stock Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2009

EXPENSE EXAMPLE
at June 30, 2009 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/09 – 6/30/09).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/09	6/30/09	1/1/09 – 6/30/09
Actual	$1,000.00	$1,106.00	$6.00
Hypothetical (5% return	$1,000.00	$1,019.09	$5.76
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operation of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
		Term of		Number of
		Office		Portfolios
	Position	and		in Fund
	Held	Length		Complex	Other
Name, Address	with the	of Time	Principal Occupation	Overseen by	Directorships
and Age	Trust	Served	During Past Five Years	Trustee(2)	Held
Michael D. LeRoy	Trustee	Indefinite	President, Crown Capital	1	Director,
(age 61, dob 8/14/1947)		term	Advisors, LLC (financial		Wedbush Bank.
615 E. Michigan Street		since	consulting firm)
Milwaukee, WI 53202		December	(2000 to present).
2008.
Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee, The
(age 73, dob 6/18/1936)		term	Consultant and former		Forward Funds
615 E. Michigan Street		since	Executive Vice President		(31 portfolios).
Milwaukee, WI 53202		February	and Chief Operating Officer
		1997.	of ICI Mutual Insurance
Company (until January 1997).
George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	None.
(age 74, dob 7/10/1934)		term	President, Hotchkis and
615 E. Michigan Street		since	Wiley Funds (mutual funds)
Milwaukee, WI 53202		May 2002.	(1985 to 1993).
George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	1	None.
(age 69, dob 10/8/1939)		term	Vice President, Federal
615 E. Michigan Street		since	Home Loan Bank of
Milwaukee, WI 53202		February	San Francisco.
1997.
Interested Trustee
Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	1	None.
(age 61, dob 7/9/1947)	Trustee	term	U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC
Milwaukee, WI 53202		September	since May 1991.
2008.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED) (Continued)

Officers
Term of Office
Name, Address	Position with	and Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund
(age 61, dob 7/9/1947)	Chief Executive	since September 2007.	Services, LLC since May 1991.
615 E. Michigan Street	Officer
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Vice President, Compliance and
(age 41, dob 7/19/1967)	Principal Executive	since June 2003.	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Officer		Services, LLC since March 1997.
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite term	Assistant Vice President, Compliance
(age 47, dob 8/27/1961)	Principal Financial	since December 2007.	and Administration, U.S. Bancorp
615 E. Michigan Street	Officer		Fund Services, LLC since October
Milwaukee, WI 53202			1998.

Robert M. Slotky	Vice President	Indefinite term	Senior Vice President, U.S. Bancorp
(age 62, dob 6/17/1947)	and Chief	since September 2004.	Fund Services, LLC since July 2001;
2020 E. Financial Way	Compliance		Senior Vice President, Investment
Glendora, CA 91741	Officer		Company Administration, LLC
	AML Officer	Indefinite term	(May 1997 to July 2001).
since June 2007.

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Vice President and Counsel,
(age 44, dob 4/16/1965)		since June 2007.	U.S. Bancorp Fund Services, LLC,
615 E. Michigan Street			since May 2006; Senior Counsel,
Milwaukee, WI 53202			Wells Fargo Funds Management,
LLC, May 2005 to May 2006; Senior
Counsel, Strong Financial
Corporation, January 2002 to April
2005.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-811-0228.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-811-0228 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

NOTICE TO SHAREHOLDERS
at June 30, 2009 (Unaudited)

For the year ended June 30, 2009, the McCarthy Multi-Cap Stock Fund designated $76,703 and $353,485, respectively, as ordinary income and long-term capital gains for purposes of the dividends paid deduction.

For the year ended June 30, 2009, certain dividends paid by the McCarthy Multi-Cap Stock Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.0%.

For corporate shareholders in the McCarthy Multi-Cap Stock Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2009 was 100.0%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 811-0228 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2009

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available without charge, upon request, by calling (866) 811-0228.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

Information included in the Fund’s Form N-Q is also available by calling (866) 811-0228.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE ANNUAL REPORT

(This page intentionally left blank.)

Advisor
McCarthy Group Advisors, L.L.C.
1125 South 103rd Street, Suite 250
Omaha, Nebraska 68124-6019

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2009	FYE 6/30/2008
Audit Fees	$15,500	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2009	FYE 6/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2009	FYE 6/30/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   9/2/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   9/2/09

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  9/2/09

* Print the name and title of each signing officer under his or her signature.